SECOND AMENDMENT TO AGREEMENT FOR
PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS

This SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS (this “Second Amendment”) is entered into as of March 5, 2008, by and between FORT ROAD ASSOCIATES LIMITED PARTNERSHIP, a Minnesota limited partnership (“Seller”), and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (“Buyer”), with reference to the following Recitals:

R E C I T A L S

A. Seller and Buyer have previously entered into that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of January 14, 2008, as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of January 31, 2008 (collectively, the “Purchase Agreement”), wherein Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, that certain “Property” more particularly described in the Purchase Agreement, on the terms and conditions set forth in the Purchase Agreement.

B. Seller and Buyer desire to amend the Purchase Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which are herby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1. Definitions. All initially capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement unless the context clearly indicates otherwise. All references to “the Agreement” or “this Agreement” in the Purchase Agreement or in this Second Amendment shall mean and refer to the Purchase Agreement as amended by this Second Amendment.

2. Medical Offices Lease Agreement. Buyer and Seller hereby agree that the Medical Offices Lease Agreement shall not be delivered to Escrow Holder prior to Close of Escrow. The Medical Offices Lease Agreement shall be executed by Buyer and Nath Management, Inc. within thirty (30) days after Close of Escrow. Buyer shall provide to Nath Management, Inc. an SNDA from Buyer’s lender for the Medical Offices Lease Agreement for execution by Nath Management, Inc., Buyer and Buyer’s lender.

3. Apartment Lease Agreement. Buyer and Seller hereby agree that the Apartment Lease Agreement shall not be delivered to Escrow Holder prior to Close of Escrow. The Apartment Lease Agreement shall be executed by Buyer and Nath Management, Inc. within thirty (30) days of Close of Escrow. Buyer shall provide to Nath Management, Inc. an SNDA from Buyer’s lender for the Apartment Lease Agreement for execution by Nath Management, Inc., Buyer and Buyer’s lender.

4. Effect of this Second Amendment. Except as amended and/or modified by this Second Amendment, the Purchase Agreement is hereby ratified and confirmed and all other terms of the Purchase Agreement are and shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Purchase Agreement, the provisions of this Second Amendment shall control. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Purchase Agreement are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

5. Counterparts. This Second Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

[Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized representatives as of the date Second referenced above.

SELLER:	FORT ROAD ASSOCIATES LIMITED PARTNERSHIP, a Minnesota limited partnership
By: /s/ Kenneth Stanecki Name: Kenneth Stanecki Title: President
BUYER:	TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company
By: /s/ Jeff Hanson Name: Jeff Hanson Title: Chief Investment Officer